Exhibit 10.1

SIXTH OMNIBUS AMENDMENT

THIS SIXTH OMNIBUS AMENDMENT, dated as of March 14, 2019 (the “Amendment”) is entered into among Jarden Receivables, LLC (“Jarden Receivables”), the Originators party hereto (the “Originators”), NEWELL BRANDS INC., as Servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Managing Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender (the “Issuing Lender”) and each Managing Agent party hereto.

W I T N E S S E T H :

WHEREAS, Jarden Receivables, as Borrower, the Servicer, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, the Issuing Lender, the Administrative Agent, and PNC Capital Markets, as Structuring Agent, have entered into that certain Loan and Servicing Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Jarden Receivables, as Buyer, and the Originators from time to time party thereto have entered into that certain Receivables Contribution and Sale Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”);

WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend certain provisions of the Loan Agreement and the Sale Agreement as described below; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement, and if not defined therein, in the Sale Agreement.

Section 2. Amendments to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement shall be and hereby is amended as follows:

(a) Section 1.01 of the Loan Agreement is amended to insert the following new definitions in appropriate alphabetical order:

“Hearthmark Business” means Hearthmark, LLC’s business of developing, manufacturing, marketing, selling, and distributing plastic cutlery products under the Diamond® and private label brands.

“Hearthmark Business Sale” means the sale by the Business Sellers to unrelated third parties of the Hearthmark Business through the sale, assignment, transfer and delivery by the Business Sellers of their respective rights, titles and interests in and to the assets, properties, rights, contracts and claims that relate to, are used by or are held for use in connection with, the Hearthmark Business, but excluding Receivables originated by Newell or Hearthmark, LLC in connection with the Hearthmark Business which exist as of the date of the Hearthmark Business Sale, and all Collections and Related Security with respect thereto.

(b) The last sentence of Section 4.01(l) of the Loan Agreement is amended and restated to read as follows:

Except for (i) amounts owing to Newell Puerto Rico, Ltd. (which shall be electronically swept or otherwise transferred out of such Deposit Account within one (1) Business Day of being identified as such in accordance with Section 5.01(j)), (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Rawlings Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale or the Shakespeare Business Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively (which, in each case, shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, collections of accounts receivable relating to the Decor Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within ten (10) Business Days of being deposited therein), (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, collections of accounts receivable relating to the Tool Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (v) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (vi) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), and (vii) amounts deposited in the Collection Account in error, so long as the Servicer withdraws such amounts as contemplated in Section 6.06, no funds other than the proceeds of Receivables are deposited to any Deposit Account.

(c) Clause (2) of the second sentence of Section 5.01(j) of the Loan Agreement is amended and restated to read as follows:

(2) all amounts deposited into any Deposit Account to be identified as either Collections or non-Collections and all non-Collections, if any, to be identified (i) in the case of amounts owing to Newell Puerto Rico, Ltd., within four (4) days of being deposited therein, (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Rawlings Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale or the Shakespeare Business Sale, as applicable, in the case of collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the

Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, in the case of collections of accounts receivable relating to the Triathlon Business, within five (5) Business Days of being deposited therein, (vi) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, in the case of collections of accounts receivable relating to the Consumer Storage Business, within five (5) Business Days of being deposited therein, and (vii) in the case of all other amounts, within one (1) Business Day of being deposited therein.

(d) Subsection (o) of Section 5.01 of the Loan Agreement is amended and restated to read as follows:

(o) Additional Undertaking. Promptly after becoming available, the Servicer shall deliver to the Administrative Agent the final version of any “transfer and servicing agreement” relating to the Hearthmark Business Sale.

(e) Subsection (h) of Section 5.02 of the Loan Agreement is amended and restated to read as follows:

(h) Collections. No Borrower Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Deposit Account cash or cash proceeds other than Collections and (i) amounts owing to Newell Puerto Rico, Ltd. in an amount not to exceed $2,000,000 in the aggregate in any calendar month, (ii) in each case, for a period not to exceed twenty-five (25) months (or, in the case of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Rawlings Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of such business by which collections of accounts receivable relating to such business shall no longer be deposited therein and (y) twenty-five (25) months) after consummation of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale, the

Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Shakespeare Business Sale, the Hearthmark Business Sale or the Rawlings Business Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Decor Business, the Tool Business, the Winter Sports Business, the Goody Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Shakespeare Business, the Hearthmark Business or the Rawlings Business, respectively, (iii) for a period not to exceed twelve (12) months after consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business, (iv) for a period not to exceed eighteen (18) months after consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business and (v) amounts deposited in the Collection Account in error, in each case, so long as the Servicer withdraws such amounts as contemplated in Section 6.06. Except as provided in Section 5.01(j) hereof or as may be required by the Administrative Agent pursuant to the last sentence of Section 6.02(b), no Borrower Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or to any other account not covered by a Blocked Account Agreement.

(f) The first sentence of Section 6.06 of the Loan Agreement is amended and restated to read as follows:

In the case of any remittances received in any Lock-Box or Deposit Account that shall have been identified to the satisfaction of, or determined by, the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall, as applicable, remit such items to the Person identified to, or determined by, it as being the owner of such remittances (i) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Rawlings Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, as applicable, in the case of collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare

Business, as applicable, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Lock-Box or Deposit Account and (y) ten (10) Business Days of being deposited therein, (ii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (iv) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, in the case of collections of accounts receivable relating to the Triathlon Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, in the case of collections of accounts receivable relating to the Consumer Storage Business, within five (5) Business Days of being deposited therein, and (xi) in the case of all other amounts, within one (1) Business Day after such identification or determination.

(g) Section 7.01(g) of the Loan Agreement is amended and restated to read as follows:

(i) the average of the Dilution Trigger Ratios for such Monthly Period and the two (2) immediately preceding Monthly Periods shall exceed 14.0%;

(ii) the average of the Delinquency Ratios for such Monthly Period and the two (2) immediately preceding Monthly Periods shall exceed 8.5%;

(iii) the average of the Default Ratios for such Monthly Period and the two (2) immediately preceding Monthly Periods shall exceed 4.5%; or

(iv) the average of the Days Sales Outstanding for such Monthly Period and the two (2) immediately preceding Monthly Periods shall exceed 90 days;

(h) Schedule IV to the Loan Agreement is hereby amended and restated in its entirety as set forth on Schedule IV hereto.

(i) Schedule VII to the Loan Agreement is hereby amended and restated in its entirety as set forth on Schedule VII hereto.

Section 3. Amendments to the Sale Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Sale Agreement shall be and hereby is amended as follows:

(a) The last sentence of Section 2.1(l) of the Sale Agreement is amended and restated to read as follows:

Except for (i) amounts owing to Newell Puerto Rico, Ltd. (which shall be electronically swept or otherwise transferred out of such Deposit Account within four (4) Business Days of being identified as such in accordance with Section 4.1(i)), (ii) in each case, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business , the Miken Business, the Rawlings Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Rawlings Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, respectively, collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively (which, in each case, shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (iii) for a period not to exceed twenty-five (25)

months after the consummation of the Decor Business Sale, collections of accounts receivable relating to the Decor Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within ten (10) Business Days of being deposited therein), (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, collections of accounts receivable relating to the Tool Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein, (v) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (vi) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), and (vii) amounts deposited in any Deposit Account in error, no funds other than the proceeds of Receivables of such Originator are deposited to any Deposit Account of such Originator.

(b) Clause (2) of the second sentence of Section 4.1(i) of the Sale Agreement is amended and restated to read as follows:

(2) all amounts deposited into any Deposit Account to be identified as either Collections or non-Collections and all non-Collections, if any, to be identified (i) in the case of amounts owing to Newell Puerto Rico, Ltd., within four (4) days of receipt or deposit, (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Rawlings Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, respectively, in the case of collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business, the Winter Sports Business, the Goody

Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business, the Winter Sports Business, the Goody Business, the Rawlings Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Hearthmark Business and the Shakespeare Business, respectively, out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, in the case of collections of accounts receivable relating to the Triathlon Business, within five (5) Business Days of being deposited therein, (vi) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, in the case of collections of accounts receivable relating to the Consumer Storage Business, within five (5) Business Days of being deposited therein, and (vii) in the case of all other amounts, within one (1) Business Day of being deposited therein.

(c) Subsection (f) of Section 4.2 of the Sale Agreement is amended and restated to read as follows:

(f) Collections. Except for (i) amounts owing to Newell Puerto Rico, Ltd. in an amount not to exceed $2,000,000 in the aggregate in any calendar month, (ii) in each case, for a period not to exceed twenty-five (25) months (or, in the case of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Rawlings Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Hearthmark Business Sale and the Shakespeare Business Sale, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of such business by which collections of accounts receivable relating to such business shall no longer be deposited therein and (y) twenty-five (25) months) after consummation of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale, the Lifoam Business Sale, the Playing Card Business Sale, the Pure Fishing Business Sale, the Shakespeare Business Sale, the Hearthmark Business Sale or the Rawlings Business Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Decor Business, the Tool Business, the Winter Sports Business, the Goody Business, the Miken Business, the Lifoam Business, the Playing Card Business, the Pure Fishing Business, the Shakespeare Business, the Hearthmark Business or

the Rawlings Business, respectively, (iii) in each case, for a period not to exceed twelve (12) months after consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business (iv) for a period not to exceed eighteen (18) months after consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business and (v) amounts deposited in the Collection Account in error, such Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Deposit Account cash or cash proceeds other than Collections. Except as provided under Section 4.1(i) or as may be required by the Administrative Agent, such Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or to any other account not covered by a Blocked Account Agreement.

(d) Exhibit III to the Sale Agreement is hereby amended and restated in its entirety as set forth on Exhibit III hereto.

Section 4. Conditions to Amendment. Subject to Section 5 below, this Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a) Jarden Receivables, each Originator, the Servicer, the Administrative Agent, the Issuing Lender and the Managing Agents party hereto shall have executed and delivered this Amendment.

(b) The Administrative Agent shall have received the Monthly Report for the Monthly Period ended February 28, 2019, calculated after giving effect to Section 4 below.

(c) The Administrative Agent shall have received a duly executed Amendment Fee Letter and all fees payable thereunder.

(d) The Administrative Agent shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking in the form attached hereto.

(e) The Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.

Section 5. Acknowledgment and Agreement. Each of the Administrative Agent, the Issuing Lender, the Managing Agents and the Committed Lenders hereby acknowledges and agrees that upon the occurrence of the Amendment Effective Date, Section 2(g) of this Amendment shall be deemed to be effective as of February 28, 2019, and the Monthly Report with respect to the Monthly Period ended February 28, 2019, shall reflect the determination of compliance with Section 7.01(g) of the Loan Agreement as amended by this Amendment.

Section 6. Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Loan Agreement and the Sale Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) Jarden Receivables and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and the Sale Agreement, as applicable, to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement or the Sale Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to such agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to such agreement as amended hereby.

Section 7. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

JARDEN RECEIVABLES, LLC

BY: SUNBEAM PRODUCTS, INC.
ITS: MANAGER AND SOLE MEMBER

By:	/s/ Bradford R. Turner
	Name:	Bradford R. Turner
	Title:	Chief Legal and Administrative Officer and Corporate Secretary

NEWELL BRANDS INC.,
as Servicer

By:	/s/ Bradford R. Turner
	Name:	Bradford R. Turner
	Title:	Chief Legal and Administrative Officer and Corporate Secretary

SIGNATURE PAGE TO SIXTH OMNIBUS AMENDMENT

THE ORIGINATORS:

BRK BRANDS, INC.
THE COLEMAN COMPANY, INC.
GRACO CHILDREN’S PRODUCTS INC.
HEARTHMARK, LLC
IGNITE USA, LLC
LIFOAM INDUSTRIES, LLC
MARMOT MOUNTAIN, LLC
NEWELL BRANDS INC.
RUBBERMAID COMMERCIAL PRODUCTS LLC
RUBBERMAID INCORPORATED
SANFORD, L.P.
SHAKESPEARE COMPANY, LLC
SUNBEAM PRODUCTS, INC.
THE YANKEE CANDLE COMPANY, INC.

By:	/s/ Bradford R. Turner
Name: Bradford R. Turner
Title: Chief Legal and Administrative Officer and Corporate Secretary

SIGNATURE PAGE TO SIXTH OMNIBUS AMENDMENT

THE UNITED STATES PLAYING CARD COMPANY, as an Originator

By:	/s/ Bradford R. Turner
Name: Bradford R. Turner
Title: Secretary

SIGNATURE PAGE TO SIXTH OMNIBUS AMENDMENT

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as
a Managing Agent

By:	/s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President

SIGNATURE PAGE TO SIXTH OMNIBUS AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender and as a Managing Agent

By:	/s/ Isaac Washington
Name: Isaac Washington
Title: Vice President

SIGNATURE PAGE TO SIXTH OMNIBUS AMENDMENT

ROYAL BANK OF CANADA,
as a Managing Agent

By:	/s/ Veronica L. Gallagher
Name: Veronica L. Gallagher
Title: Authorized Signatory

SIGNATURE PAGE TO SIXTH OMNIBUS AMENDMENT

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Managing Agent

By:	/s/ Yasuhiro Okada
Name: Yasuhiro Okada
Title: Director

SIGNATURE PAGE TO SIXTH OMNIBUS AMENDMENT

SUNTRUST BANK,
as a Managing Agent

By:	/s/ David Morley
Name:	David Morley
Title:	Vice President

SIGNATURE PAGE TO SIXTH OMNIBUS AMENDMENT

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF PERFORMANCE GUARANTOR

The undersigned, Newell Brands Inc., heretofore executed and delivered to the Administrative Agent a Performance Undertaking dated October 3, 2016. The undersigned hereby acknowledges and consents to the Sixth Omnibus Amendment dated as of the date hereof, and confirms that its Performance Undertaking, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Loan Agreement or the Sale Agreement or any of the Facility Documents referred to therein (each as existing on the date hereof) shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the administrative agent, the Issuing Lender and the Managing Agents are relying on the assurances provided herein in entering into the Amendment set forth above.

Dated As of March 14, 2019.

NEWELL BRANDS INC.

BY:	/s/ Bradford R. Turner
NAME: Bradford R. Turner
TITLE: Chief Legal and Administrative
Officer and Corporate Secretary